UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2025

CORVUS PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37719	46-4670809
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

901 Gateway Boulevard, Third Floor South San Francisco, CA	94080
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (650) 900-4520

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	CRVS	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 12, 2025, Corvus Pharmaceuticals, Inc. (the “Company”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). Only stockholders of record at the close of business on April 17, 2025, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, there were 68,169,461 shares of the Company’s common stock outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, 53,395,500 shares of the Company’s common stock were voted in person or by proxy for the three proposals set forth below, each of which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 25, 2025.

The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:

Proposal No. 1 — Election of Directors

The Company’s stockholders elected the Class III director nominees below to the Company’s Board of Directors to hold office until the 2028 Annual Meeting of Stockholders or until his respective successor is elected and qualified or appointed, or the earlier of his death, resignation or removal.

Class III Director Nominees	Votes For	Votes Withheld	Broker Non-Votes
Ian T. Clark	28,853,180	10,420,373	14,121,947
Peter A. Thompson, M.D.	38,832,016	441,537	14,121,947

Proposal No. 2 — Ratification of Selection of Independent Registered Accounting Firm

The Company’s stockholders ratified the selection of PricewaterhouseCoopers LLC as the independent registered public accounting firm of the Company for its fiscal year ending December 31, 2025.

Votes For	Votes Against	Abstain
53,137,052	117,988	140,460

Proposal No. 3 —Non-Binding Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

On a non-binding advisory basis, the Company’s stockholders approved the compensation of the Company’s named executive officers.

Votes For	Votes Against	Abstain	Broker Non-Votes
37,113,137	2,096,601	63,815	14,121,947

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVUS PHARMACEUTICALS, INC.

Date: June 13, 2025	By:	/s/ Leiv Lea
Leiv Lea
Chief Financial Officer